ETF2 P1 09/23

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED SEPTEMBER 1, 2023

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED AUGUST 1, 2023, OF

FRANKLIN SYSTEMATIC STYLE PREMIA ETF (THE “FUND”)

1) Effective September 1, 2023, the following is added to the end of the section titled “Fund Summary– Portfolio Managers” of the Fund’s Prospectus:

Christopher W. Floyd, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2023.

2) Effective September 1, 2023, the following is added to the section titled “Fund Details – Management” of the Fund’s Prospectus:

Christopher W. Floyd, CFA Portfolio Manager of Advisers
Mr. Floyd has been a portfolio manager of the Fund since September 2023, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Floyd is a vice president and portfolio manager for Franklin Templeton Investment Solutions (“FTIS”). He joined Franklin Templeton in 2020. Prior to joining Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Batterymarch Financial Management, Inc., which merged with QS Investors in 2014.

3) Effective September 1, 2023, the table in the section of the Fund’s SAI titled “Management and Other Services – Portfolio Managers” is amended to include the following as the last entry:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Christopher W. Floyd*	19	4,221.3	7	601.9	9	412.4

1. These figures represent registered investment companies other than the Fund included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

*Information is provided as of July 31, 2023.

4) Effective September 1, 2023, the table in the section of the Fund’s SAI titled “Management and Other Services – Portfolio Managers – Ownership of Fund shares” is amended to include the following as the last entry:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christopher W. Floyd*	None
*Information is provided as of July 31, 2023.

Please retain this supplement for future reference.